UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  December 7, 2005
                                                       -------------------------

                           Natural Health Trends Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-26272                                 59-2705336
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       (Commission File Number)             (IRS Employer Identification No.)


2050 Diplomat Drive, Dallas, Texas                                    75234
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (972) 241-4080
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              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

         On December 13, 2005, Natural Health Trends Corp. (the "Company") entered into an Indemnification Agreement with each of the members of its Board of Directors (the "Board"). Under the terms of the Agreements, the Company has agreed to indemnify and advance expenses to each of Sir Brian Wolfson, Robert H. Hesse, Anthony B. Martino, Randall A. Mason, Terrence M. Morris and Colin J. O'Brien (collectively, the "Indemnitees"), to the fullest extent permitted by Delaware law. A copy of the form of Indemnification Agreement is attached hereto as Exhibit 10.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On December 7, 2005, Anthony B. Martino, Terrence M. Morris, and Colin
J. O'Brien were appointed to the Board and certain committees thereof which are currently constituted as follows:


Audit Committee             Compensation Committee         Nominating Committee
---------------             ----------------------         --------------------

Anthony B. Martino*         Colin J. O'Brien*              Sir Brian Wolfson*
Colin J. O'Brien            Terrence M. Morris             Terrence M. Morris
Terrence M. Morris

 *Indicates Chairman


         The following is a summary of certain biographical information on Messrs. Martino, Morris and O'Brien:

                  Anthony B. Martino, age 63, is currently Chairman of the Audit Committee of the Dormitory Authority of the State of New York, a position appointed by the Governor of the State of New York. From 1965 to 1976, Mr. Martino was a certified public accountant with Price Waterhouse. From 1976 to 2000, Mr. Martino was a partner with Lumsden & McCormick, LLP, a certified public accounting firm. From 2000 to 2002, Mr. Martino was an Investment Advisor with Barlar Management Company, an investment firm specializing in oil and gas investments. Mr. Martino is member of several boards of directors, including the regional board of Key Bank, the Buffalo Niagara Medical Campus, the Mount Calvary Cemetery, Cradle Beach Camp, and the Kelly for Kids Foundation. Mr. Martino is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He earned a bachelors of science degree in accounting from the University of Buffalo.

                  Terrence M. Morris, age 53, was a founder and Managing Director of Morningside Ventures, a $200+ million venture capital fund, from 1987 to 2002. From 1984 to 1987, Mr. Morris worked at Bay Partners, a venture capital firm. From 1980 to 1984, Mr. Morris was a consultant with Boston Consulting Group, Inc., a large, full-service international consulting firm. From 1977 to 1980, Mr. Morris held a variety of positions with Baxter International, Inc. a global healthcare company. Mr. Morris is on the Board of Trustees of Marietta College and previously served as a member of the boards of directors of Family Education Network, Cell Therapeutics, and Dendreon Corporation. Mr. Morris earned a bachelor of science in physics from Marietta College, a PhD in electrical engineering from the California Institute of Technology, and a MBA in finance from the Harvard Business School.

                  Colin J. O'Brien, age 66, has been retired since 2001. Mr. O'Brien was employed in various positions with Xerox Corporation from February 1992 to January 2001, including Vice President of Business Development and Systems Strategy, and Chief Executive Officer of Xerox's New Enterprise Board and Executive Chairman of XESystems, Inc., a subsidiary of Xerox. In 1986, Mr. O'Brien formed an investment company with E.M. Warburg Pincus & Co. Inc., making a number of acquisitions in defense electronics. Prior to that time, Mr. O'Brien served as Chairman and Chief Executive of Times Fiber Communications, Inc., a publicly traded company, and President of General Instrument's cable television operations. He has held management positions with Union Carbide in both Canada and Europe. From September 2000 until September 2005, Mr. O'Brien was a director of Scientific Games Corporation, a Nasdaq listed company that provides services, systems, and products to the lottery industry, and since February 2003 served as Chairman of its Audit Committee. Mr. O'Brien is currently a director of Kepner-Tregoe Inc., a global consulting and training services firm, and Document Sciences Corporation, a Nasdaq listed software developer. Mr. O'Brien received a Bachelor of Sciences degree in Chemical Engineering from the University of New South Wales, Australia.


         The Board has determined that each of Messrs. Martino, Morris and O'Brien is independent as defined by the applicable rules of The Nasdaq Stock Market and the regulations of the Securities and Exchange Commission and each of whom is able to read and understand fundamental financial statements. In addition, the Company considers Mr. Martino to be an "audit committee financial expert" as defined by applicable rules and regulations promulgated by the Securities and Exchange Commission.

         In exchange for services to be rendered to the Company as members of the Board, each of Messrs. Martino, Morris and O'Brien (i) shall be paid a monthly amount equal to $3,333, plus reimbursement of out-of-pocket expenses incurred in connection with the performance of his duties as a member of the

Board or a committee thereof; provided however, that Mr. Martino, as the Chairman of the Audit Committee, shall be paid an additional $2,000 per month for services rendered as Chairman of the Audit Committee, and (ii) were issued options, pursuant to the terms and conditions of the Company's 2002 Stock Option Plan, exercisable for 7,500 shares of the Company's common stock at an exercise price equal to $10.34 per share (the closing price of the Company's common stock on the date of grant) which options are exercisable for a period of 5 years commencing on December 8, 2005.


Item 9.01(c)  Financial Statements and Exhibits.

         10.1 Form of Indemnification Agreement dated December 13, 2005 between the Company and each of its directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2005


                                       NATURAL HEALTH TRENDS CORP.


                                       By:  /s/ ROBERT H. HESSE
                                            ------------------------------------
                                            Robert H. Hesse